Exhibit 10.4

AMENDMENT NO. 2 TO
EXECUTIVE CHANGE OF CONTROL TERMINATION AGREEMENT
This Amendment No. 2, dated February 5, 2020 (the “Effective Date”), to Executive Change of Control Termination Agreement (the “Second Amendment”) between ENTEGRIS, INC., a Delaware corporation with headquarters offices at 129 Concord Road, Billerica, MA 01821 (the “Company”), and BERTRAND LOY (the “Executive”).
RECITALS
A.    The Company believes that it is in the best interests of the Company and of its stockholders to provide for the continuity of management in general, and the retention of Executive in particular, in the event of a change of control of the Company and, to that end, the Company and the Executive entered into an Executive Change of Control Termination Agreement, dated as of August 10, 2005, and an Amendment No. 1 to Executive Change in Control Termination Agreement, dated as of April 26, 2013 (as so amended, the “Change of Control Agreement”).
B.    The Company and the Executive desire to amend the Change of Control Agreement as provided herein.
NOW, THEREFORE, in consideration of the foregoing premises, of the mutual promises of the parties made herein and of other consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:
1.    Section 3.01 of the Change of Control Agreement is hereby amended to replace the words “two times” with the words “three (3) times” in each of the two places where those words appear in that section.
2.    Section 3.01 of the Change of Control Agreement is hereby amended to replace the words “two years” with the words “three (3) years” in the place where those words appear in that section.
3.    Section 5.03(a) of the Change of Control Agreement is hereby amended to replace the words “two (2) years” with the words “three (3) years” in the place where those words appear in that section.
4.    The Change of Control Agreement as amended by this Second Amendment shall take effect as of the Effective Date. The Change of Control Agreement, as amended hereby, shall remain in full force and effect and shall be deemed to be the “COC Agreement” as defined in the Executive Employment Agreement, dated as of November 28, 2012, between the Company and the Executive.

B5087045.3

Exhibit 10.4

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
ENTEGRIS, INC.                    EXECUTIVE:

By:     /s/ Susan Rice                    /s/ Bertrand Loy
Name:    Susan Rice                    Name: Bertrand Loy
Title:    SVP, Global Human Resources

B5087045.3